                                                                 Exhibit 10.14

                               SOL#N00140-98-C-H189

This award document constitutes acceptance of your offer dated 18 Sep 97, as supplemented by your letters of 1 Dec 97 and 30 Dec 97, submitted in response to Solicitation N00140-97-R-3135 dated 10 Jul 97 for IT-21 Program at the CINCLANTFLT Norfolk, VA as amended by Amendments 0001 dated 6 Aug 97, 0002 dated 22 Aug 97, 0003 dated 5 Sep 97, 0004 dated 8 Sep 97, 0005 dated 12 Sep 97 and 0006 dated 12 Sep 97.

Representations, Certifications, Other Statements, Instructions, Conditions and Notices to Offerors Sections on pages 30 through 43 of the solicitation are incorporated by reference.

                              SOL# N00140-98-C-H189

SCHEDULE OF SUPPLIES/SERVICES AND PRICES (continuation of Block 20, Page 1, hereto)


CLIN     DESCRIPTION                                          QTY     U/I      UNIT PRICE      TOTAL AMT
----     ----------------                                     ----    ---      -----------     ---------
0001    Lease of Desktops I/A/W IT-21 Specification
         and SOW contained in Section C, for the period
         from the date of shipment I/A/W delivery
         schedule through 30 Sep 1998

0001AA  I/A/W Delivery Schedule 170 EA                        7.86     MO       $20,910.00     $164,352.60
         of CLIN 0001 by 5 Feb 1998

0001AB  I/A/W Delivery Schedule 170 EA                        7.61     MO       $20,910.00     $159,125.10
         of CLIN 0001 by 12 Feb 1998

0001AC  I/A/W Delivery Schedule 170 EA                        7.36     MO       $20,910.00     $153,897.60
         of CLIN 0001 by 19 Feb 1998

0001AD  I/A/W Delivery Schedule 170 EA                        7.11     MO       $20,910.00     $148,670.10
         of CLIN 0001 by 26 Feb 1998

0001AE  I/A/W Delivery Schedule 170 EA                        6.87     MO       $20,910.00     $143,651.70
         of CLIN 0001 by 5 Mar 1998

                                                                              TOTAL CLIN 0001  $769,697.10

0002     Lease of Servers                                     7.86     MO       $28,675.00     $225,385.50
         I/A/W IT-21 Specification and
         SOW contained in Section C
         for the period from the date of
         shipment (5 Feb 1998) I/A/W delivery schedule
         through 30 Sep 1998

0003     Lease of Switching & Hubbing                         7.86     MO       $63,021.00     $495,345.06
         Modules I/A/W IT-21
         Specification and SOW
         contained in Section C,
         for the period from the date of
         shipment (5 Feb 1998) I/A/W delivery schedule
         through 30 Sep 1998

0004     Lease of Black & White
         Laser Printers
         I/A/W IT-21
         Specification and SOW
         contained in Section C,
         for the period from the date of
         shipment I/A/W delivery schedule
         through 30 Sep 1998

0004AA   I/A/W Delivery Schedule 200 EA                    7.86     MO       $4,880.00       $38,356.80
         of CLIN 0004 by 5 Feb 1998

0004AB   I/A/W Delivery Schedule 200 EA                    7.61     MO       $4,880.00       $37,136.80
         of CLIN 0004 by 12 Feb 1998

0004AC   I/A/W Delivery Schedule 200 EA                    7.36     MO       $4,880.00       $35,916.80



                                                                        Page 4

                              SOL# N00140-98-C-H189

         of CLIN 0004 by 19 Feb 1998

0004AD   I/A/W Delivery Schedule 200 EA                     7.11     MO       $4,880.00        $34,696.80
         of CLIN 0004 by 26 Feb 1998

0004AE   I/A/W Delivery Schedule 200 EA                     6.87     MO       $4,880.00        $33,525.60
         of CLIN 0004 by 5 Mar 1998
                                                                             TOTAL CLIN 0004  $179,632.80

0005     Lease of Entry-Level Thermal Inkjet
         Color Printers,  I/A/W IT-21
         Specification and SOW contained in Section C, for the period from the date of shipment
         I/A/W delivery schedule through 30 Sep 1998

0005AA   I/A/W Delivery Schedule 200 EA                    7.86     MO       $2,520.00        $19,807.20
         of CLIN 0005 by 5 Feb 1998

0005AB   I/A/W Delivery Schedule 200 EA                    7.61     MO       $2,520.00        $19,177.20
         of CLIN 0005 by 12 Feb 1998

0005AC   I/A/W Delivery Schedule 200 EA                    7.36     MO       $2,520.00        $18,547.20
         of CLIN 0005 by 19 Feb 1998

0005AD   I/A/W Delivery Schedule 200 EA                    7.11     MO       $2,520.00        $17,917.20
         of CLIN 0005 by 26 Feb 1998

0005AE   I/A/W Delivery Schedule 200 EA                    6.87     MO       $2,520.00        $17,312.40
         of CLIN 0005 by 5 Mar 1998
                                                                             TOTAL CLIN 0005  $92,761.20

0006     Lease of High-End Color Laser
         Printers, I/A/W IT-21
         Specification and SOW
         contained in Section C,
         for the period from the date of
         shipment I/A/W delivery schedule
         through 30 Sep 1998

0006AA   I/A/W Delivery Schedule 200 EA                   7.86     MO       $895.00           $7,034.70
         of CLIN 0006 by 5 Feb 1998

0006AB   I/A/W Delivery Schedule 200 EA                   7.61     MO       $895.00           $6,810.95
         of CLIN 0006 by 12 Feb 1998

006AC    I/A/W Delivery Schedule 200 EA                   7.36     MO       $895.00           $6,587.20
         of CLIN 0006 by 19 Feb 1998

0006AD   I/A/W Delivery Schedule 200 EA                   7.11     MO       $895.00           $6,363.45
         of CLIN 0006 by 26 Feb 1998

0006AE   I/A/W Delivery Schedule 200 EA                   6.87     MO       $895.00           $6,148.65
         of CLIN 0006 by 5 Mar 1998
                                                                            TOTAL CLIN 0006  $32,944.95

OPTION 1:
---------
0007     Lease of Laptops                                 7.86     MO       $29,4000.00     $231,084.00
         I/A/W IT-21
         Specification and SOW


                                                                        Page 5

                              SOL #N00140-98-C-H189

         contained in Section C,
         for the period from the date of
         shipment (5 Feb 1998) I/A/W delivery schedule through 30 Sep 1998

0008     Lease of Docking Stations                        7.86     MO       $2,300.00       $18,078.00
         I/A/W IT-21
         Specification and SOW
         contained in Section C,
         for the period from the date of
         shipment (5 Feb 1998) I/A/W delivery schedule
         through 30 Sep 1998

                                                          Total CLINs 0001 through 0006      $1,795,766.61
                                                          Total CLINs 0001 through 0008      $2,044,928.61

FIRST OPTION YEAR
OPTION 2:

0009     Lease of Desktops                               12        MO       $84,150.00      $1,0009,800.00
         I/A/W IT-21 Specification and
         SOW contained in Section C,
         for the period from 1 Oct 1998
         through 20 Sep 1999

0010     Lease of Severs                                  12       MO       $28,675.00      $344,100.10
         I/A/W IT-21 Specification and
         SOW contained in Section C,
         for the period from Oct 1998
         though 30 Sep 1999

0011     Lease of Switching & Hubbing                     12       MO       $63,021.00      $756,252.00
         Modules I/A/W IT-21
         Specification and SOW contained
         in Section C, for the period
         from 1 Oct 1998 through 30
         Sep 1999

0012     Lease of Black & White                           12       MO       $24,400.00      $292,800.00
         Laser Printers
         I/A/W IT-21 Specification and
         SOW contained in Section C for
         the period from 1 Oct 1998
         through 30 Sep 1999

0013     Lease of Entry-Level Thermal Inkjet              12       MO       $12,600.00      $151,200.00
         Color Printers, I/A/W IT-21
         Specification and SOW


                                                                        Page 6

                              SOL# NOO140-98-C-H189

         contained in Section C,
         for the period from 1 Oct 1998
         through 30 Sep 1999

0014   Lease of High-End Color Laser        12                MO       $4,475.00           $53,700.00
       Printers, I/A/W IT-21
       Specification and SOW contained
       in Section C, for the period
       from 1 Oct 1998 through 30 Sep 1999

OPTION 3

0015     Lease of Laptops                   12                MO       $24,00.00          $288,000.00
         I/A/W IT-21
         Specification and SOW
         contained in Section C,
         for the period from 1 Oct
         1998 through 30 Sep 1999

0016     Lease of Docking Stations          12               MO        $2,300.00           $27,600.00
         I/A/W IT-21 Specification and
         SOW contained in Section C,
         for the period from 1 Oct 1998
         through 30 Sep 1999

                                                     Total CLINs 0009 through 0014      $2,607,852.00
                                                     Total CLINs 0009 through 0016      $2,923,452.00

SECTION OPTION YEAR
OPTION 4

0017     Lease of Desktops                 12               MO        $73,100.00          $877,200.00
         I/A/W IT-21 Specification and
         SOW contained in Section C,
         for the period from 1 Oct 1999
         through 30 Sep 2000

0018     Lease of Servers                  12               MO        $28,675.00          $344,100.00
         I/A/W IT-21 Specification and
         SOW contained in Section C,
         for the period from 1 Oct 1999
         through 30 Sep 2000

0019     Lease of Switching & Hubbing      12               MO        $63,021.00          $756,252.00
         Modules I/A/W IT-21
         Specification and SOW contained
         in Section C, for the period
         from 1 Oct 1999 through
         30 Sep 2000


                                                                        Page 7

                              SOL# N00140-98-C-H189

0020     Lease of Black & White              12                MO        $24,400.00          $292,800.00
         Laser Printers
         I/A/W IT-21 Specification and
         SOW contained in Section C, for
         the period from 1 Oct 1999 through
         30 Sep 2000

0021     Lease of Entry-Level Thermal        12                MO        $12,600.00          $151,200.00
         Inkjet  Color Printers, I/A/W
         IT-21 Specification and SOW
         contained in Section C, for the
         period from 1 Oct 1999 through
         30 Sep 2000

0022     Lease of High-End Color Laser       12                MO         $4,475.00           $53,700.00
         Printers, I/A/W IT-21
         Specification and SOW contained
         in Section C, for the period
         from 1 Oct 1999 through
         30 Sep 2000

OPTION 5:

0023     Lease of Laptops                    12                MO        $21,800.00          $261,600.00
         I/A/W IT-21
         Specification and SOW contained
         in Section C, for the period
         from 1 Oct 1999 through 30
         Sep 2000

0024     Lease of Docking Stations           12                MO         $2,300.00           $27,600.00
         I/A/W IT-21
         Specification and SOW contained
         in Section C, for the period
         from 1 Oct 1999 through 30
         Sep 2000

                                                     Total CLINs 0015 through 0022      $2,475,252.00
                                                     Total CLINs 0015 through 0024      $2,764,452.00

THIRD OPTION YEAR
OPTION 6:

0025     Lease of Desktops                   12                MO        $73,100.00          $877,200.00
         I/A/W IT-21 Specification and
         SOW contained in Section C, for
         the period from 1 Oct 2000 through 30
         Sep 2001


                                                                        Page 8

                              SOL# N00140-98-C-H189

0026     Lease of Servers                   12                 MO        $28,675.00          $344,100.00
         I/A/W IT-21 Specification and
         SOW contained in Section C, for
         the period from 1 Oct 2000
         through 30 Sep 2001

0027     Lease of Switching & Hubbing       12                 MO        $63,021.00          $756,252.00
         Modules I/A/W IT-21
         Specification and SOW contained
         in Section C, for the period from
         1 Oct 2000 through 30 Sep 2001

0028     Lease of Black & White             12                 MO        $24,400.00          $292,800.00
         Laser Printers
         I/A/W IT-21 Specification and
         SOW contained in Section C, for
         the period from 1 Oct 2000 through
         30 Sep 2001

0029     Lease of Entry-Level Thermal       12                 MO        $12,600.00          $151,200.00
         Inkjet Color Printers,
         I/A/W IT-21 Specification and
         SOW contained in Section C,
         for the period from 1 Oct
         2000 through 30 Sep 2001

0030     Lease of High-End Color Laser      12                 MO         $4,475.00           $53,700.00
         Printers, I/A/W It-21
         Specification and SOW contained
         in Section C, for the period
         from 1 Oct 2000 through
         30 Sep 2001

OPTION 7
--------
0031     Lease of Laptops                  12                  MO        $21,800.00          $261,600.00
         I/A/W IT-21
         Specification and SOW
         contained in Section C, for
         the period from 1 Oct
         2000 through 30 Sep 2001

0032     Lease of Docking Stations         12                  MO         $2,300.00           $27,600.00
         I/A/W IT-21
         Specification and SOW contained
         in Section C, for the period
         from 1 Oct 2000 through 30
         Sep 2001


                                                                        Page 9

                              SOL# N00140-98-C-H189

                                                   Total CLINs 0025 through 0030      $2,475,252.00
                                                   Total CLINs 0025 through 0032      $2,764,452.00

FOURTH OPTION YEAR

OPTION 6:

0033     Lease of Desktops               12                    MO        $73,100.00          $877,200.00
         I/A/W IT-21 Specification
         and SOW contained in
         Section C, for the period
         from 1 Oct 2001 through 30
         Sep 2002

0034     Lease of Servers                12                    MO        $28,675.00          $344,100.00
         I/A/W IT-21 Specification and
         SOW contained in Section C,
         for the period from 1 Oct 2001
         through 30 Sep 2002

0035     Lease of Switching & Hubbing          12              MO        $63,021.00          $756,252.00
         Modules I/A/W IT-21
         Specification and SOW
         contained in Section C,
         for the period from 1 Oct 2001
         through 30 Sep 2002

0036     Lease of Black & White          12                    MO        $24,400.00          $292,800.00
         Laser Printers
         I/A/W IT-21 Specification and
         SOW contained in Section C,
         for the period from 1 Oct 2001
         through 30 Sep 2002

0037     Lease of Entry-Level Thermal    12                    MO        $12,600.00          $151,200.00
         Inkjet Color Printers,
         I/A/W IT-21 Specification and
         SOW contained in Section C,
         for the period from 1 Oct
         2001 through 30 Sep 2002

00038    Lease of High-End Color Laser   12                    MO         $4,475.00           $53,700.00
         Printers, I/A/W IT-21
         Specification and SOW contained
         in Section C, for the period
         from 1 Oct 2001 through 30
         Sep 2002


                                                                       Page 10
                               SOL# N00140-98-CH189

OPTION 9:

0039     Lease of Laptops               12             MO             $21,800.00       $261,600.00
         I/A/W IT-21
         Specification and SOW
         contained in Section C,
         for the period from 1 Oct
         2001 through 30 Sep 2002

0040     Lease of Docking Stations      12             MO              $2,300.00         $27,600.00
         I/A/W IT-21
         Specification and SOW
         contained in Section C,
         for the period from 1 Oct
         2001 through 30 Sep 2002

                                          Total CLINs 0033 through 0038               $2,475,252.00
                                          Total CLINs 0033 through 0040               $2,764,452.00


                              SOL# N00140-98-C-H189

COMPONENT MONTHLY UNIT LEASE PRICE


                                                                          Monthly U/P       Total
         CLIN     Description                                   Quantity    Each          Monthly U/P

         0001     Desktops                                      850        $123.00          $104,550.00
         0002     Servers                                        25      $1,147.00           $28,675.00
         0003     Switching/Hubbing (to include the following):
                  -ATM Uplink Module w/APIM to FNB and INB        9      $2,326.00           $20,934.00
                  -Fast Ethernet Switch Module w/11 RJ45 ports
                     and 1 FEPIM                                  9        $723.00            $6,507.00
                  -ATM Port Interface Modules                    18         $39.00              $702.00
                  -Multimode fiber User Configurable Fast
                     Ethernet Port Interface Module               9         $14.00              $126.00
                  -MMAC Plus Smart Switch 10/100 Module
                     24 Port RJ71; two RJ45 ports; one SC
                     Multimode port; one EPIM                    48        $724.00           $34,752.00
         0004     Black and  White Laser Printers               400         $61.00           $24,400.00
         0005     Entry-Level Thermal Inkjet Color Printers     200         $63.00           $12,600.00
         0006     High-End Color Laser Printers                  25        $179.00            $4,475.00

         OPTION 1:
         007      Laptops                                       200        $147.00           $29,400.00
         008      Docking Stations                              100         $23.00            $2,300.00

         OPTION 2
         0009     Desktops                                      850         $99.00           $84,150.00
         0010     Servers                                        25      $1,147.00           $28,675.00
         0011     Switching/Hubbing (to include the following):
                  -ATM Uplink Module w/ APDM to FNB               9      $2,326.00           $20,934.00
                  -Fast Ethernet Switch Module w/11 RJ45 porte
                     and 1 FE       PIM                           9        $723.00            $6,507.00
                  -ATM Port Module                               18         $39.00              $702.00
                  -Multimode User Configurable Fast
                     Ethernet Port Interface Module               9         $14.00              $126.00
                  -MMAC Plus Smart Switch 10/100 Module
                     24 Port RJ71; two RJ45 ports; one SC
                     Multimode port; one EPIM                    48        $724.00           $34,752.00
         0012     Black and  White Laser Printers               400         $61.00           $24,400.00
         0013     Entry-Level Thermal Inkjet Color Printers     200         $63.00           $12,600.00

         0014     High-End Color Laser Printers                  25        $179.00            $4,475.00


         OPTION 3:
         0015     Laptops                                       200        $120.00           $24,000.00
         0016     Decking Stations                              100         $23.00            $2,300.00


                              SOL#N00140-98-C-H189

COMPONENT MONTHLY UNIT LEASE PRICE


                                                                    Monthly U/P           Total
    CLIN     Description                               Quantity       Each             Monthly U/P

    OPTION 4:

    0017     Desktops                                      850       $   86.00         $   73,100.00
    0018     Servers                                        25       $1,147.00         $   28,675.00
    0019     Switching/Hubbing (to include the following):
             -ATM Uplink Module w/ APDM to FNB               9       $2,326.00         $   20,934.00
             -Fast Ethernet Switch Module w/11 RJ45 porte
                and 1 FE       PIM                           9       $  723.00         $    6,507.00
             -ATM Port Module                               18       $   39.00         $      702.00
             -Multimode User Configurable Fast
                Ethernet Port Interface Module               9       $   14.00         $      126.00
             -MMAC Plus Smart Switch 10/100 Module
                24 Port RJ71; two RJ45 ports; one SC
                Multimode port; one EPIM                    48       $  724.00         $   34,752.00
    0020     Black and  White Laser Printers               400       $   61.00         $   24,400.00
    0021     Entry-Level Thermal Inkjet Color Printers     200       $   63.00         $   12,600.00
    0022     High-End Color Laser Printers                  25       $  179.00         $    4,475.00

    OPTION 5:
    0023     Laptops                                       200       $  109.00         $   21,800.00
    0024     Docking Stations                              100       $   23.00         $    2,300.00


    OPTION 6
    0025     Desktops                                      850      $   86.00          $   73,100.00
    0026     Servers                                        25      $1,147.00          $   28,675.00
    0027     Switching/Hubbing (to include the following):
             -ATM Uplink Module w/ APDM to FNB               9      $2,326.00          $   20,934.00
             -Fast Ethernet Switch Module w/11 RJ45 porte
                and 1 FE       PIM                           9      $  723.00          $    6,507.00
             -ATM Port  Module                              18      $   39.00          $      702.00
             -Multimode User Configurable Fast
                Ethernet Port Interface Module               9      $   14.00          $      126.00
             -MMAC Plus Smart Switch 10/100 Module
                24 Port RJ71; two RJ45 ports; one SC
                Multimode port; one EPIM                    48      $  724.00          $   34,752.00
    0028     Black and  White Laser Printers               400      $   61.00          $   24,400.00
    0029     Entry-Level Thermal Inkjet Color Printers     200      $   63.00          $   12,600.00
    0030     High-End Color Laser Printers                  25      $  179.00          $    4,475.00


    OPTION7:
    0031     Laptops                                       200      $  109.00          $   21,800.00
    0032     Docking Stations                              100      $   23.00          $    2,300.00


                              SOL#N00140-98-C-H189



                                                                    Monthly U/P           Total
    CLIN     Description                               Quantity       Each             Monthly U/P


OPTION 8

    0033     Desktops                                      850      $   86.00         $   73,100.00
    0034     Servers                                        25      $1,147.00         $   28,675.00
    0035     Switching/Hubbing (to include the following):
             -ATM Uplink Module w/APTM to FNB and INB        9      $2,326.00         $   20,934.00
             -Fast Ethernet Switch Module W/11 R45 ports     9      $  723.00         $    6,507.00
             - and 1 FEPIM
             -ATM Port Interface Modules                    18      $   39.00         $      702.00
             -Multimode fiber User Configurable
               Fast Ethernet                                 9      $   14.00         $      126.00
         Port Interface Module MMAC Plus Smart Switch;
         - 10/100 Module, 24 Port RJ71; two RJ45 ports; one
         - SC Multimode port; one EPIM                      48      $  724.00         $   34,752.00
     0036     Black and White Laser Printers               400      $   61.00         $   24,400.00
     0037     Entry-Level Thermal Inkjet Color Printers    200      $   63.00         $   12,600.00
     0038     High-End Color Laser Printers                 25      $  179.00         $    4,475.00

OPTION 9
     0039     Laptops                                      200      $  109.00         $   21,800.00
     0040     Docking Stations                             100      $   23.00         $    2,300.00

                             SOL # N00140-98-C-H189

DELIVERIES AND PERFORMANCE

PERIODS OF PERFORMANCE

Base Period:               6 Jan 1998 through 30 Sep 1998
Option 1:                  6 Jan 1998 through 30 Sep 1998
Option 2:                  1 Oct 1998 through 30 Sep 1999
Option 3:                  1 Oct 1998 through 30 Sep 1999
Option 4:                  1 Oct 1999 through 30 Sep 2000
Option 5:                  1 Oct 1999 through 30 Sep 2000
Option 6:                  1 Oct 2000 through 30 Sep 2001
Option 7:                  1 Oct 2000 through 30 Sep 2001
Option 8:                  1 Oct 2001 through 30 Sep 2002
Option 9:                  1 Oct 2001 through 30 Sep 2002

APPOINTMENT OF CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE (FISC DET PHILA) (OCT 1992)

(a) The Contracting Officer hereby designates the following individual as Contracting Officer's Technical Representative(s) (COTR) for this contract:

         NAME:    Ms. Dorothy Hennigan
         CODE:    N62

         MAIL ADDRESS:     Chief, U.S. Atlantic Fleet (N6)

                           (CINCLANTFLT)
                           1562 Mitscher Ave; Suite 250
                           Norfolk, VA 23551-2487

         TELEPHONE NUMBER: (757) 322-3998

(b) In the absence of the COTR named above, responsibilities and functions assigned to the COTR shall be the responsibility of the alternate COTR acting on behalf of COTR. The Contracting Officer hereby appoints the following individual as the alter COTR:

N/A

(c) The COTR will act as the Contracting Officer's representative for technical matters, providing technical direction and discussion as necessary with respect to the specification or statement of work, and monitoring the progress and quality of contractor performance. The COTR is not an Administrative Contracting Officer and does not have authority to take any action, either directly or indirectly, that would change the pricing, quantity, quality, place of performance, delivery schedule, or any other terms and conditions of the contract (or delivery order), or to direct the accomplishment of effort which goes beyond the scope of the statement of work in the contract (or delivery order).

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                    PAGES

2. Amendment/Modification no.              P0003

3. Effective Date                           20 Jan 98

4. Requisition/Purchase Req. No.           N00060-97RC-OIT21

5.  Project No                             N/A
(if applicable)

6.  Issued By                              FISC Norfolk Detachment Philadelphia
                                           700 Robinns Avenue; Bldg. 2B
                                           Philadelphia, PA 19111-5083
                                           02P22A KKB POC Ms. K Brown
                                           (215)697-9635

7.  Administered by (if other than Item 6  CODE  S2101A
                                           DCMC BALTIMORE
                                           200 TOWSONTOWN BLVD., WEST
                                           TOWSON, MD 21204-5299

8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
IDP
20 Firstfield Road
Gathersburg, MD 20878

CODE     45815                    FACILITY CODE

9A AMENDMENT OF SOLICITIATION

9B DATED (SEE ITEM 11)

10A MODIFICATION OF                          NOO140-98-C-11189

10B DATED (SEE ITEM 13)                      6 JAN 96



           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

/ / The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing items *8 and 15, and returning 3 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT OT BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by birture of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.       ACCOUNTING AND APPROPRIATION DATA (If required)

          N/A

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

/ / A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN THE ITEN 10A

/X/ B. THE ABOVE NUMBER CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in payment office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(s)

/ / C.       THIS SUPPLEMENTAL AGREEMENT IS ENTERED IN TO PURSUAN TO AUTHORITY
             OF:

/ / D.       OTHER(Specify type of modification and authority)

    E.       IMPORTANT:  Contractor  /X/  is not  / /  is required to sign this document and return one
                                                       copy to the issuing
                                                       office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF headings, including solicitation/contract subject matter where feasible.)

1. The Contract Administration Plan for the contract is hereby incorporated and provided as Attachment 1


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A      NAME AND TITLE OF THE SIGNER (Type of Print)


15B      CONTRACTOR/OFFEROR


15C      DATE SIGNED

16A      NAME AND TITLE OF CONTRACING OFFICER (Type or Print)
         J. J. SWIZEWSKI, CONTRACTING OFFICER

16B      UNITED STATES OF AMERICA
         By:/s/------------------
(Signature of person authorized to sign)


16C  DATE SIGNED    1/20/98

STANDARD FORM 30 (REV 10-83)

Prescribed by GSA
FAR (48CFR)52.243

                                                        N00140-98-C-H189/P00003
                                                      NAVREGCONTCENINST 4330.1B

                       CONTRACT ADMINISTRATION PLAN (CAP)
                           FOR FIXED PRICE CONTRACTS

In order to expedite the administration of this contract, the following delineation of duties is provided. The names, addresses and phone numbers for these officers or individuals are included elsewhere in the contract award document. The office or individual designated as having responsibility should be contacted for any questions, clarifications, or information regarding the administration function assigned.

1.       The Procuring Contract Office (PCO)  is responsible for:

         a. All pre-award duties such as solicitation, negotiation and award of contracts

         b. Any information or questions during the pre-award stage of the procurement

         c. Freedom of Information inquires.

         d. Changes in contract terms and/or conditions

         e. Post award conference

2. The Contract Administration Office (CAO) is responsible for matters specified in the FAR 42.302 and DFARS 42.302 except those areas otherwise designated as the responsibility of the Contracting Officer's Representative
(COR) or someone else herein.

3. The paying office is responsible for making payment of proper invoices after acceptance is documented.

4. The Contracting Officer's Representative (COR) is responsible for the interface with the contractor and performance of duties such as those set forth below. it is emphasized that only the PCO/CAO has the authority to modify the terms of the contract. In no event will any understanding, agreement, modification, change order, or other matter deviating from the terms of the basic contract between the contractor and any other person be effective or binding on the Government. If in the opinion of the contractor an effort outside the scope of the contract is requested, the contractor shall promptly notify the PCO in writing. The contractor may take no action unless the PCO or CAO has issued a contractual change. The COR duties are as follows:

                                  Attachment I

NAVREGCONTCENINST 4330.13                             NOO140-98-C-H189/P00003

a. Technical Interface

   (1) The Cor is responsible for all Government technical interface concerning the contractor and furnishing technical instructions to the contractor. These instructions may include: technical advice/recommendations/clarifications or specific details relating to technical aspects of contract requirement; milestones to be met within the general terms of the contract or specific subtasks of the contract; or, any other interface of a technical nature necessary for the contractor to perform the work specified in the contract or order. The COR is the point of contact through whom the contractor can relay questions and problems or a technical nature to the PCO.

   (2) The COR is prohibited from issuing any instruction which would constitute a contractual change. The COR shall not instruct the contractor how to perform. If there is any doubt whether technical instructions contemplated fall within the scope of work, contact the PCO for guidance before transmitting the instructions to the contractor.

    b. Contract Surveillance

         (1) The COR shall monitor the contractor's performance and progress under the contract. in performing contract surveillance duties, the COR should exercise extreme care to ensure that he/she does not cross the line of personal services. The COR must be able to distinguish between surveillance (which is proper and necessary) and supervision (which is not permitted). Surveillance becomes supervision when you go beyond enforcing the terms of the contract. If the contractor is directed to perform the contract services in the specific manner, the line is being crossed. In such a situation, the COR's actions would be equivalent to using the contractor's personnel as if they were government employees and would constitute transforming the contract in to one for personal services

         (2) The COR shall monitor contractor performance to see that inefficient or wasteful methods are not being used. If such practices are observed, the COR is responsible for taking reasonable and timely action to alert the contractor and the PCO to the situation.

         (3) The COR will take timely action to alert the PCO to any potential performance problems. If performance schedule slippage is detected, the COR should determine the factors causing the delay and report them to the PCO, along with the contractor's proposed actions to eliminate or overcome these factors and recover the slippage. Once a recover plan has been put in place, the COR is responsible for monitoring the recovery and keeping the PCO advised of progress.

NAVREGIOTCENTINST    4330.13                           NOO140-98-C-H189-P00003

c.       Invoice Review and Approval/Inspection and Acceptance

         (1) The COR is responsible for quality assurance of services performed and acceptance of the services or deliverables. The COR shall expeditiously review copies of the contractor's invoices or vouchers, certified of performance and all other supporting documentation to determine the reasonableness of the billing. In making this determination, the COR must take into consideration all documentary information available and any information developed from personal observations.

         (2) The COR must indicate either complete or partial concurrence with the contractor's invoice/voucher by executing the applicable certificate of performance furnished by the contractor. The COR must be cognizant of the invoicing procedures and prompt payment due dates detailed elsewhere in the contract.


         (3) The COR will provide the PCO and the CAO with copies of acceptance documents such as Certificates of Performance.


d. Contract Modifications. The COR is responsible for developing the statement of work for change orders or modifications and for preparing an independent government cost estimate of the effort described in the proposed statement of work.

   e. Administrative Duties

         (1) The COR shall take appropriate action on technical correspondence pertaining to the contract and for maintaining files on each contract. This includes all modifications, government cost estimates, contractor involves/vouchers, certificates of performance, DD 250 forms and contractor's status repots.

         (2) The COR shall maintain files on all correspondence relation to contractor performance, whether satisfactory or unsatisfactory, and on trip reports for all government personnel visiting the contractors place of business for the purpose of discussing the contract.


         (3) The COR must take prompt action to provide the PCO with any contract or technical code request for change, deviation or waiver, along with the supporting analysis or other required documentation.

NAVREGCONTCENINST 4330.13                               NOO140-98-C H189-P00003

f. Government Furnished Property When government property is to be furnished to the contractor, the COR will take the necessary steps to insure that it is furnished in a timely fashion and in proper condition for use. The COR will maintain adequate records to ensure that property furnished is returned and/or that material has been consumed in the performance or work.

g. Security. The COR is responsible for ensuring that any applicable security requirements are strictly adhered to.

h. Standards of Conduct. The COR is responsible for reading and complying with all applicable agency standards of conduct and conflict of interest instructions.

i. Written Report/Contract Completion Statement.

   (1) The COR is responsible for the timely preparation and submission to the PCO, of a written, annual evaluation of the contractors performance. The report shall be submitted with 30 days prior to the exercise of any contract option and 60 days after contract completion. The report shall include a written statement as to the use made of any deliverables furnished by the contractor.

   (2) For contracts where delivery orders are issued, one consolidated report which addresses all actions under the contract may be submitted.


5. The Technical Assistant (TA), if appointed, is responsible for providing routine administration and monitoring assistance to the COR. The TA does not have the authority to provide any technical direction or clarification to the contract. Duties that may be performed by the TA are as follows:

         a. Identify contractor deficiencies to the COR.

         b. Review contract/deliver order deliverables, recommend acceptance/rejection, and provide the COR with documentation to support the recommendation.

         c. Assist in preparing the final report on contractor performance for the applicable contract/delivery order in accordance with the format and procedures prescribed by the COR.

         d. Identify contract noncompliance with reporting requirements to the COR

         e. Evaluate the contractor's proposals for the specific delivery orders and identify, for the COR, any potential problems, areas of concern, or issues to be discussed during negotiations.

N00140-98-C=H189/P00003                             NAVAREGCONTCENINST 4330.13

         f. Review contractor status and progress reports, identify deficiencies to the COR, and provide the COR with recommendations regarding acceptance, rejection, and/or Government technical clarification requests.

         g. Review invoices for the appropriate mix of types and quantities of labor, materials, and other direct costs, and provide the COR with recommendations to facilitate COR certification of the invoice.

         h. Provide the COR with timely input regarding technical clarifications for the statement of work, possible technical direction to provide the contractor, and recommend corrective actions.

         i. Provide detailed written reports of any trip, meeting, or conversation to the COR subsequent to any interface between the TA and contractor

                         CONTRACTOR INVOICE REVIEW FORM

From:       (Applicable COR)
To:         (Applicable PCO/ACO and DCAA)

Subj:       INVOICE REVIEW OF CONTRACT NO. ____________
             (also identify delivery order number(s) as applicable)

Encl:       (1) Invoice No.___________

            Check Appropriate Statement:

1. _______ Enclosure (1) submitted under the subject contract (deliver order has been reviewed and the labor hours, labor mix, material (if any), travel, and other direct costs identified therein appear consistent and reasonable for the effort performed during the period covered by the invoice.

2. _____   Enclosure (1) submitted under the subject contract (delivery order)
has been reviewed and the following discrepancies/deficiencies are noted:

                                          -----------------------------
                                          Contracting Officer's Representative
                                                  (signature and date)

N00140-98-C-H189/P00003

                   SAMPLE REPORT OF CONTRACTOR'S PERFORMANCE

MEMORANDUM

From:    (Applicable COR)
To:      (Applicable PCO or Ordering Officer)

Subj: CONTRACTING OFFICER'S REPRESENTATIVE (COR) REPORT OF CONTRACTOR'S PERFORMANCE ON CONTRACT NUMBER _______ (OR DELIVERY ORDER _________ ISSUED UNDER CONTRACT NUMBER ________________)

Ref:     (a) navregcontcen 4205.1A

1. A performance report on (Name of Contractor) for subject contract for the period ______________ to _________ is provided per reference (a).

2. Type of contract: _________________ (COST REMIBURSTMENT, INDEFINITE DELIVERY/INDEFINITE QUANTITY, ETC.)

3.   Were all deliverable reports received in a timely manner?
Yes _____  No______  Were they acceptable?     Yes _____  No _____.
If no, to either question, explain.

4.   Were all the proposed Key Personnel used?  Yes _____   No______
If no, explain.

5. Were all tasks completed in a timely manner? Yes _____ No ______ If no, explain.

6.   Comment on the quality of the contractor's performance (be specific).

For Cost Reimbursement, Firm Fixed-Price Level of Effort, or Indefinite Delivery/Indefinite Quantity type contracts, address the following questions:

7. For each contract line item, list the hours proposed and the hours used in each labor category as follows;

CLIN  _________

Labor Category              Hours Proposed             Hours Actually Used

                                                        NOO140-98C-H189/P00003

Subj: CONTRACTING OFFICER'S REPRESENTATIVE (COR) REPORT OF CONTRACTOR'S PERFORMANCE ON CONTRACT NUMBER ______________ (OR DELIVERY ORDER ____________ISSUED UNDER CONTRACT NUMBER ______________)

8. Were the hours and mix of labor categories actually used consistent with efficient and cost effective performance? Yes ___________ No____________ If no, explain.

9. Were travel, material and other direct charges required for performance?
Yes _______   No ________ Were the costs reasonable for the effort received?
Yes ________   No _________ If no, explain.

                                         ---------------------------------
                                                 Signature of COR